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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K

                                 Current Report

                             Dated December 10, 2004

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))



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Item 1.01    Entry into a Material Definitive Agreement

     On December 10, 2004, Zale Corporation ("Zale") entered into an amendment to extend by one year the term of its $500 million Revolving Credit Agreement with Bank of America, as Administrative Agent, and a syndicate of other lenders. The amendment extends the term of the Revolving Credit Agreement through August 11, 2009 and reduces certain fees and the applicable interest rate margins under the agreement. A copy of the amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of a press release issued by Zale regarding the credit facility is attached hereto as Exhibit 99.2.


Item 9.01    Financial Statements and Exhibits

     (c)     Exhibits

     99.1    Second Amendment to Credit Agreement, dated December 10, 2004.

     99.2    Press Release, dated December 10, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




           ZALE CORPORATION
           ----------------
           Registrant


Date:  December 10, 2004                         By: /s/ Mark R. Lenz
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                                                 Mark R. Lenz
                                                 Group Senior Vice President,
                                                 Chief Financial Officer
                                                 (principle financial officer
                                                 of the registrant)



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